LIMITED TERM NEW YORK MUNICIPAL FUND
                      Supplement dated June 15, 2000 to the
                         Prospectus dated April 28, 2000

In order to correct typographical errors, the Prospectus is amended as follows:

1. The introductory phrase of the second sentence of the second paragraph ("What Does the Fund Mainly Invest In?") on page 3 is revised as follows:

     Under normal market conditions, as a fundamental policy, the Fund invests at least 95% of its net assets in securities issued by:

     The remainder of that sentence remains unchanged.

2. The following sentence is added to the beginning of the fourth paragraph on page 3:

      Under normal market conditions, at least 95% of the Fund's assets that are
      invested   in  New  York   municipal   securities   will  be  invested  in
      investment-grade New York municipal securities.


















June 15, 2000                                               PS0355.005


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                      LIMITED TERM NEW YORK MUNICIPAL FUND
                      Supplement dated June 15, 2000 to the
              Statement of Additional Information dated April 28, 2000

The Statement of Additional Information is amended as follows:

3. The first sentence of the section captioned "Special Risks of Lower-Grade Securities" on page 8 is replaced by the following sentence:

      Up to 5% of the Fund's assets that are invested in New York municipal obligations (as defined in the Prospectus) may be invested in New York municipal obligations rated below investment grade.

June 15, 2000                                         PX0355.006